UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: March 31, 2013

Laurie D. Neat

Capital International, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20008

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

Emerging Markets Growth Fund

Schedule of Investments

March 31, 2013 (unaudited)

Equity securities	Shares	Value (000)

Asia-Pacific — 56.7%
China — 18.3%
Ajisen (China) Holdings Ltd. (Hong Kong)	15,283,000	$12,108

Anhui Conch Cement Co. Ltd.	11,494,654	31,537
Anhui Conch Cement Co. Ltd. (Hong Kong)	9,288,500	30,812

ANTA Sports Products Ltd. (Hong Kong)	25,486,000	21,800

Bank of China Ltd. (Hong Kong)	338,747,724	157,099

Baoxin Auto Group Ltd. (Hong Kong)[1]	21,090,000	16,301

Beijing Enterprises Holdings Ltd. (Hong Kong)	12,083,000	93,083

Beijing Enterprises Water Group Ltd. (Hong Kong)	62,298,000	18,539

China Construction Bank Corp. (Hong Kong)	85,889,190	70,149

China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	60,551,600	28,472

China Life Insurance Co. Ltd.	6,207,957	17,132
China Life Insurance Co. Ltd. (Hong Kong)	23,227,000	60,143

China Longyuan Power Group Corp. Ltd. (Hong Kong)	22,154,000	20,092

China Mengniu Dairy Co. (Hong Kong)	27,643,000	79,412

China Petroleum & Chemical Corp. (Hong Kong)	192,414,000	226,558

China Power International Development Ltd. (Hong Kong)	100,420,000	32,341

China Resources Land Ltd. (Hong Kong)	14,175,000	39,626

China Shenhua Energy Co. Ltd.	1,309,200	4,589
China Shenhua Energy Co. Ltd. (Hong Kong)	37,104,000	134,792

CSR Corp. Ltd. (Hong Kong)	37,875,000	26,884

ENN Energy Holdings Ltd. (Hong Kong)	1,386,000	7,678

First Tractor Co. Ltd. (Hong Kong)[1]	13,402,000	11,930

Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	15,126,000	19

Guangdong Investment Ltd. (Hong Kong)	8,180,000	7,187

Haitian International Holdings Ltd. (Hong Kong)	27,935,000	43,472

Hengan International Group Co. Ltd. (Hong Kong)	1,293,000	12,651

Industrial and Commercial Bank of China Ltd.	10,092,300	6,577
Industrial and Commercial Bank of China Ltd. (Hong Kong)	368,442,761	258,205

Lenovo Group Ltd. (Hong Kong)	45,606,000	45,297

Longfor Properties Co. Ltd. (Hong Kong)	32,076,500	53,058

Minth Group Ltd. (Hong Kong)	35,674,000	52,574

New Oriental Education & Technology Group Inc. (ADR)	706,200	12,712

Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	60,753,200	57,055

Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)	56,608,000	26,180

Shanghai Zhixin Electric Co., Ltd.	2,145,667	4,054

Shenguan Holdings Group Ltd. (Hong Kong)	69,352,000	36,005

Shenzhou International Group Holdings Ltd. (Hong Kong)	12,254,000	34,493

Sinofert Holdings Ltd. (Hong Kong)	72,978,000	18,521
Sinopharm Group Co. Ltd. (Hong Kong)	3,813,600	12,307

Weichai Power Co., Ltd. (Hong Kong)	21,029,040	70,029

Zhongsheng Group Holdings Ltd. (Hong Kong)	58,582,500	70,940

Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	10,819,000	30,662

		1,993,075

Hong Kong — 3.2%
AIA Group Ltd.	28,624,200	125,373

ASM Pacific Technology Ltd.	683,000	7,505

Cheung Kong (Holdings) Ltd.	833,000	12,298

EVA Precision Industrial Holdings Ltd.	69,356,000	10,543

Goodbaby International Holdings Ltd.	33,974,000	19,958

Jardine Matheson Holdings Ltd.	181,200	11,796

Sands China Ltd.	12,664,400	65,667

SJM Holdings Ltd.	16,029,000	40,018

Stella International Holdings Ltd.	2,345,000	7,039

VTech Holdings Ltd.	337,600	4,116

Wynn Macau, Ltd.[1]	16,616,000	44,095

		348,408

India — 8.4%
Adani Enterprises Ltd.	16,387,800	60,968

Apollo Hospitals Enterprise Ltd.	2,445,932	37,754
Apollo Hospitals Enterprise Ltd. (GDR)[2]	467,600	7,217

Bajaj Auto Ltd.	639,855	21,186

Bharat Electronics Ltd.	380,971	8,099

Bharti Airtel Ltd.	33,438,140	179,495

Cox and Kings Ltd.	4,202,697	9,909
Cox and Kings Ltd. (GDR)[2]	453,204	1,069

DLF Ltd.	1,498,836	6,472

HCL Technologies Ltd.	4,523,869	66,173

HDFC Bank Ltd.	6,206,838	71,416
HDFC Bank Ltd. (ADR)	8,000	299

Housing Development Finance Corp. Ltd.	5,336,521	81,128

ICICI Bank Ltd.	1,928,322	37,083
ICICI Bank Ltd. (ADR)	1,878,400	80,584

ITC Ltd.	1,730,680	9,854

Jain Irrigation Systems Ltd.	16,787,234	18,381

Kotak Mahindra Bank Ltd.	9,443,783	113,464

Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)[1,3]	284,195	23,511

PTC India Financial Services Ltd.[1]	15,808,844	4,072

Shopper's Stop Ltd.	950,410	7,017

Sun Pharmaceutical Industries Ltd.	3,459,073	52,122

VA Tech Wabag Ltd.[4]	1,584,552	14,577

		911,850

Indonesia — 2.6%
PT Agung Podomoro Land Tbk	479,240,500	25,152

PT Astra International Tbk	14,768,500	12,006

PT Bank Mandiri (Persero) Tbk, Series B	97,285,324	100,114

PT Bank Rakyat Indonesia (Persero) Tbk	48,029,000	43,247

PT Elang Mahkota Teknologi Tbk	49,762,000	30,981

PT Surya Citra Media Tbk	191,387,500	54,654

PT Tower Bersama Infrastructure Tbk[1]	29,796,500	18,551

		284,705

Malaysia — 3.0%
Bumi Armada Bhd.	59,602,700	72,374

CIMB Group Holdings Bhd.	46,484,498	114,541

Genting Bhd.	8,778,700	28,407

IHH Healthcare Bhd.[1]	53,544,200	64,672

IJM Corp. Bhd.	21,420,754	37,702

Naim Cendera Holdings Bhd.	11,661,500	8,172
StemLife Bhd.[4]	12,497,850	989

		326,857

Pakistan — 0.1%
Oil and Gas Development Co. Ltd.	6,703,625	13,894

Philippines — 1.0%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—

Bloomberry Resorts Corp.[1]	3,852,300	1,344

Energy Development Corp.	287,440,350	45,500

International Container Terminal Services, Inc.	21,131,188	47,689

Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—

SM Investments Corp.	582,070	15,903

		110,436

Singapore — 0.3%
CapitaRetail China Trust	8,476,000	11,959

Olam International Ltd.	10,562,868	14,648
Olam International Ltd., warrants, expires January 29, 2018 (acquired 1/21/13, cost: $0)[2]	1,566,518	540

Wilmar International Ltd.	1,916,420	5,330

		32,477

South Korea — 12.2%
AMOREPACIFIC Corp.	54,243	47,632

Daum Communications Corp.[4]	803,173	66,197

Hana Financial Holdings	4,349,860	154,626

Hankook Tire Co., Ltd.	441,385	19,082

Hyundai Engineering & Construction Co., Ltd.	546,645	32,869

Hyundai Mobis Co., Ltd.	687,300	189,956

Hyundai Motor Co.	416,814	83,917

Korea Electric Power Corp.[1]	1,881,160	51,231

KT Corp.	1,894,760	60,116

LG Household & Health Care Ltd.	48,898	27,073

OCI Co. Ltd.	563,014	80,713

Samsung C&T Corp.	168,519	10,375

Samsung Electronics Co., Ltd.	2,461	3,378
Samsung Electronics Co., Ltd. (GDR)[2]	311,276	209,177

SK hynix Inc.[1]	9,268,500	239,501

SK Telecom Co., Ltd.	340,633	55,262

		1,331,105

Taiwan — 6.8%
ASUSTeK Computer Inc.	9,595,980	114,725

Compeq Manufacturing Co., Ltd.	32,479,000	12,056

CTCI Corp.	23,931,000	46,738

Delta Electronics, Inc.	39,293,348	167,541

Hon Hai Precision Industry Co., Ltd.	56,726	158
Hon Hai Precision Industry Co., Ltd. (GDR)[2]	1,841,257	10,265

MediaTek, Inc.	11,337,000	129,663

Synnex Technology International Corp.	512,074	938

Taiwan Cement Corp.	15,646,000	19,621

Taiwan Mobile Co., Ltd.	3,201,000	10,865

Taiwan Semiconductor Manufacturing Co., Ltd.	62,814,568	211,116
Tripod Technology Corp.	10,166,433	22,371

		746,057

Thailand — 0.8%
Advanced Info Service PCL	2,099,600	17,207

Bangkok Bank PCL, nonvoting depository receipt	522,300	3,959

Bank of Ayudhya PCL	17,941,112	21,902
Kasikornbank PCL, nonvoting depository receipt	5,825,700	41,378

		84,446

Latin America — 12.3%
Argentina — 0.0%
Grupo Financiero Galicia SA, Class B	5	—

Brazil — 7.5%
Banco Bradesco SA, preferred nominative (ADR)	7,662,879	130,422

Banco BTG Pactual SA, units	4,598,000	77,159

BRF - Brasil Foods SA, ordinary nominative	1,389,000	30,657
BRF - Brasil Foods SA, ordinary nominative (ADR)	816,700	18,057

Cia. de Concessões Rodoviárias, ordinary nominative	5,202,900	52,885

Cia. de Saneamento Basico do Estado de Sao Paulo - SABESP, ordinary nominative[1]	74,200	3,539
Cia. de Saneamento Basico do Estado de Sao Paulo - SABESP (ADR)[1]	57,354	2,738

Cia. de Saneamento de Minas Gerais	680,200	16,612

Gerdau SA (ADR)	12,428,700	95,825

Hypermarcas SA, ordinary nominative[1]	17,389,500	136,740

Itaú Unibanco Holding SA, preferred nominative (ADR)	2,907,764	51,758

Itaúsa – Investimentos Itaú SA, preferred nominative	2,387,186	12,463

Marfrig Alimentos SA, ordinary nominative[1]	7,273,200	30,378

Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	3,194,700	51,539

QGEP Participacoes SA	7,958,500	47,221

Usinas Siderurgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	5,112,400	27,374

WEG SA, ordinary nominative	95,200	1,227

Wilson Sons Ltd. (BDR)	1,763,700	25,128

		811,722

Chile — 1.1%
Enersis SA (ADR)	2,438,350	46,914

Inversiones La Construccion SA	2,419,229	46,973

Ripley Corp SA	26,087,921	29,860

		123,747

Mexico — 3.7%
Arca Continental, SAB de CV	3,450,300	25,853

Bolsa Mexicana de Valores, SAB de CV, Series A	7,705,600	22,066

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	6,496,948	79,328

Fibra Uno Administracion, SA de CV	14,589,800	48,135

Grupo Comercial Chedraui, SAB de CV, Class B	3,760,616	12,727

Grupo Famsa, SA de CV, Class A1	10,352,271	22,026

Grupo Financiero Inbursa, SAB de CV	15,533,523	45,312

Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B-1[1]	38,043,876	82,178

Kimberly-Clark de México, SAB de CV, Series A	19,590,101	68,375
Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	6,459,174	1,663

		407,663

Eastern Europe and Middle East — 10.0%
Israel — 0.6%
Bezeq – The Israel Telecommunication Corp. Ltd.	26,816,056	37,156

Cellcom Israel Ltd.	1,181,533	9,765

Partner Communications Co. Ltd.	1,605,304	9,894
Partner Communications Co. Ltd. (ADR)	112,000	698

Shufersal Ltd.	3,233,940	9,984

		67,497

Oman — 0.4%
BankMuscat (SAOG)	2,436,203	3,898
BankMuscat (SAOG) (GDR)[2]	5,598,006	36,699

		40,597

Poland — 0.8%
Bank Pekao SA	1,410,290	67,981

Telekomunikacja Polska SA	11,382,246	23,310

		91,291

Russia — 7.5%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,140,000)[3,4,5,6]	11,783,118	34,275
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,086,000)[1,3,4,5,6]	23,126,061	38,297
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $17,582,000)[1,3,4,5,6]	18,656,648	20,575
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $28,967,000)[1,3,4,5,6]	31,946,729	41,070

Etalon Group Ltd. (GDR)[1,2]	3,823,922	19,120

Mechel OAO	564,308	1,539

New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)[1,3,5]	5,247,900	2,437

OAO Gazprom (ADR)	12,871,820	110,054

OAO Lukoil (ADR)	1,951,305	125,664

OAO TMK (GDR)[2]	498,114	5,947

OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013	3,968,399	4,596

OJSC Kuzbasskaya Toplivnaya Co.	1,665,000	4,524

OJSC Magnit	86,093	16,432
OJSC Magnit (GDR)[2]	199,031	8,986

OJSC Pharmstandard (GDR)[1,2]	347,100	7,168

OJSC Rostelecom	8,316,033	30,828
OJSC Rostelecom (ADR)	1,511,727	36,055

Sberbank of Russia	60,791,837	193,186
Sberbank of Russia (ADR)	228,141	2,925

Yandex NV, Class A1	4,889,600	113,048

		816,726

Saudi Arabia — 0.1%
Almarai Co., PALMS issued by HSBC Bank plc, warrants, expires November 24, 2014
(acquired 3/20/12, cost: $8,847,000)[2,3]	524,567	9,407

Turkey — 0.4%
Aktas Elektrik Ticaret AS1	4,273	—

Coca-Cola Içecek AS, Class C	532,690	15,383

Enka Insaat ve Sanayi AS	2,935,322	9,183
Türk Telekomünikasyon AS, Class D	4,818,504	21,465

		46,031

United Arab Emirates — 0.2%
DP World Ltd.	1,472,133	20,654

Africa — 1.6%
Morocco — 0.1%
Holcim (Maroc) SA, Class A	46,585	8,080

South Africa — 1.5%
AngloGold Ashanti Ltd.	219,485	5,134
AngloGold Ashanti Ltd. (ADR)	1,403,697	33,057

Barloworld Ltd.	3,505,723	36,539

Harmony Gold Mining Co. Ltd.	2,379,097	15,294
Harmony Gold Mining Co. Ltd. (ADR)	2,057,013	13,185

Impala Platinum Holdings Ltd.	2,025,828	29,874

Royal Bafokeng Platinum Ltd.[1]	1,207,405	7,091

Sappi Ltd.[1]	6,418,918	20,049
Sappi Ltd. (ADR)[1]	1,308,900	4,018

		164,241

Other markets — 10.3%
Australia — 1.0%
Oil Search Ltd.	14,244,703	110,193

Austria — 0.3%
Vienna Insurance Group	708,593	34,316

Canada — 0.9%
Centerra Gold Inc.	5,733,000	34,143

First Quantum Minerals Ltd.	3,385,610	64,390

		98,533

Italy — 0.2%
Tenaris SA (ADR)	441,400	18,000

Luxembourg — 0.7%
Samsonite International SA	31,404,600	78,486

Netherlands — 0.4%
Fugro NV	783,448	43,364

United Kingdom — 4.3%
Anglo American PLC	2,499,600	64,262

Gem Diamonds Ltd.[1]	296,355	616

Glencore International PLC	10,034,200	54,293

Global Ports Investments PLC (GDR)[2]	2,786,051	41,373

Lonmin PLC[1]	1,218,200	5,385

Mondi PLC	2,571,415	34,930

Petra Diamonds Ltd. (CDI)[1]	18,807,096	36,292

Petropavlovsk PLC	1,426,018	4,834

Platmin Ltd.[1]	16,963,500	2,593

SABMiller PLC	2,226,491	117,189

Standard Chartered PLC	3,229,015	83,584
Tullow Oil PLC	1,196,507	22,380

		467,731

United States of America — 2.5%
AutoNavi Holdings Ltd. (ADR)[1]	952,905	10,215

Cobalt International Energy, Inc.[1]	2,396,900	67,593

Cognizant Technology Solutions Corp., Class A1	285,400	21,864

Ensco PLC, Class A	1,049,600	62,976

Genpact Ltd.	6,206,863	112,903

		275,551

Multinational — 0.3%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $21,970,000)[3,4,5,6]	50,326,747	22,889

International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)[1,3,4]	609,873	1,799
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]	622,354	1,836

Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08 cost: $14,151,000)[1,3,4,5,6]	3,800	9,181

		35,705

Miscellaneous — 4.8%
Equity securities in initial period of acquisition		528,751

Total equity securities (cost: $8,915,719,000)		10,481,596

Bonds and notes	Principal amount (000)
Eastern Europe and Middle East — 0.1%
Russia — 0.1%
OAO TMK 5.25% convertible, February 11, 2015	$9,400	9,447

Miscellaneous — 0.0%
Bonds and notes in initial period of acquisition		95

Total bonds and notes (cost: $10,157,000)		9,542

Short-term securities
Corporate short-term notes — 2.3%
Abbott Laboratories 0.13% due 6/3/13[2]	21,280	21,277
Bank of Nova Scotia 0.08% due 4/1/13	19,200	19,200
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.10% due 4/4/13-4/8/13	85,800	85,798
Colgate-Palmolive Co. 0.09% due 4/8/13[2]	20,000	20,000
Deutsche Bank Financial LLC 0.16% due 4/8/13	39,600	39,599
NetJets, Inc. 0.08% due 4/1/13[2]	19,007	19,007
Sumitomo Mitsui Banking Corp. 0.17% due 4/8/13[2]	14,100	14,099
Toronto-Dominion Holdings USA, Inc. 0.15% due 4/8/13[2]	4,000	4,000
Victory Receivables Corp. 0.17% due 4/8/13[2]	24,400	24,399

Total short-term securities (cost: $247,378,000)		247,379

Total investment securities (cost: $9,173,254,000)		10,738,517
Other assets less liabilities (including forward currency contracts)		173,733
Net assets		$10,912,250

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $459,750,000, which represented 4.21% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $237,969,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $205,277,000, which represented 1.88% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

Abbreviations

Securities:
ADR	— American Depositary Receipts
BDR	— Brazilian Depositary Receipts
CDI	— CREST Depository Interest
GDR	— Global Depositary Receipts
PALMS	— Participating Access Linked Middle Eastern Securities

Federal income tax information

(dollars in thousands)
Gross unrealized appreciation on investment securities	$2,436,554
Gross unrealized depreciation on investment securities	(1,079,564)
Net unrealized appreciation on investment securities	1,356,990
Cost of investment securities for federal income tax purposes	9,381,527

Valuation

Capital International, Inc., the fund's investment adviser, values the fund's investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.

Methods and inputs - The fund's investment adviser uses the following methods and inputs to establish the fair value of the fund's assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds and notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund's investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund's investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund's investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund's board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission ("SEC") rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure - The fund's board of directors has delegated authority to the fund's investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the "Fair Valuation Committee") to administer, implement and oversee the fair value process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser's valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair value guidelines to the audit committee with supplemental information to support the changes. The fund's audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund's investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to internal reviews, including an annual control self-evaluation program facilitated by the investment adviser's compliance group.

Classifications - The fund's investment adviser classifies the fund's assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser's determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund's valuation levels as of March 31, 2013 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[2]	Level 3[2]	Total
Assets:
Equity securities:
Asia-Pacific	$6,151,494	$8,286	$23,530	$6,183,310
Latin America	1,343,132	–	–	1,343,132
Eastern Europe and Middle East	909,443	46,106	136,654	1,092,203
Other markets	1,295,902	–	38,298	1,334,200
Miscellaneous	528,751	–	–	528,751
Bonds and notes	–	9,447	95	9,542
Short-term securities	–	247,379	–	247,379
Total…………………………………………………….	$10,228,722	$311,218	$198,577	$10,738,517

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts…………………………………………………	$–	$770	$–	$770

Liabilities:
Unrealized depreciation on open forward currency contracts…………………………………………………	–	(1,838)	–	(1,838)

Total……………………………………………………	$–	$(1,068)	$–	$(1,068)

1 Securities with a market value of $7,248,237,000, which represented 66.42% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

2 Level 2 and Level 3 include investment securities with an aggregate value of $252,969,000, which represented 2.32% of the net assets of the fund, were fair valued under guidelines adopted by authority of the fund’s board of directors.

3 Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the period ended March 31, 2013 (dollars in thousands):

		Gross					Gross
	Beginning	transfers					transfers	Ending
	value at	into			Net	Net unrealized	out of	value at
	7/1/2012	Level 3[4]	Purchases	Sales	realized gain	depreciation	Level 3[4]	3/31/2013

Private equity funds	$187,940	$–	$4,778	$(36,272)	$24,474	$(12,196)	$–	$168,724

Other
Securities[5]	58,015	47,497	7,837	(23,190)	12,171	(18,734)	(53,743)	29,853

Total	$245,955	$47,497	$12,615	$(59,462)	$36,645	$(30,930)	$(53,743)	$198,577

Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2013 (dollars in thousands):								$(11,640)

4 Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.

5 Represents less than 1% of portfolio securities as of March 31, 2013.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investments in accordance with accounting principles generally accepted in the United States of America. The private equity funds are fair valued using the net asset value based on the fund's financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include unobservable inputs.

The other unobservable inputs used in the fair value measurements of the reporting entity's private equity funds are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair value measurements. There were no other significant unobservable inputs as of March 31, 2013.

The following table lists the characteristics of the alternative investments held by the fund as of March 31, 2013 (dollars in thousands):

Investment type	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$168,724	$16,291	≤1 to 6 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.

† Represents the remaining life of the fund term of the estimated period of liquidation.

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the nine months ended March 31, 2013, is as follows (dollars in thousands):

					Dividend
	Beginning	Purchases/	Sales/	Ending	and interest
Issuer	shares	Additions	Reductions	shares	income	Value

Affiliated issuers:
Daum Communications Corp.	353,979	449,194	-	803,173	$801	$66,197
StemLife	8,331,900	4,165,950	-	12,497,850	-	989
VA Tech Wabag	1,584,552	-	-	1,584,552	171	14,577

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	-	-	11,783,118	607	34,275
Baring Vostok Private Equity Fund III*	22,698,434	427,627	-	23,126,061	-	38,297
Baring Vostok Capital Partners IV*	46,666,447	3,936,930	-	50,603,377	-	61,645
Capital International Private Equity Fund IV*	50,131,312	195,435	-	50,326,747	2,979	22,889
International Hospital	1,232,227	-	-	1,232,227	-	3,635
Pan-African Investment Partners II	3,800	-	-	3,800	-	9,181

Unaffiliated issuers†:
Compeq Manufacturing	73,599,000	-	41,120,000	32,479,000	-	12,056
Capital International Global Emerging Markets Private Equity Fund*	55,999,402	-	55,999,402	-	10	-
Jain Irrigation Systems Ltd.	21,176,552	-	4,389,318	16,787,234	403	18,381
New Asia East Investment Fund	4,089,609	-	4,089,609	-	-	-
Shanda Games	3,943,800	-	3,943,800	-	79	-
South African Private Equity Fund III*	27,594,065	-	27,594,065	-	39	-
					$5,089	$282,122

*For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.
†Affiliated during the period but no longer affiliated at March 31, 2013.

Forward currency contracts

As of March 31, 2013, the fund had entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the volume of activity over the prior 12-month period (as a percentage of the fund’s total net assets) (amounts in thousands).

		Contract amount		U.S. valuation
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized appreciation/ (depreciation)

Sales:
Brazilian Real to U.S. Dollar expiring 4/26/2013	UBS AG	BRL147,932	$73,132	$73,010	$122

British Pound to U.S. Dollar expiring 4/15/2013	Bank of New York Mellon	GBP101,113	153,140	153,625	(485)

British Pound to U.S. Dollar expiring 4/22/2013	Bank of America	GBP26,805	40,613	40,724	(111)

Euro Dollar to U.S. Dollar expiring 4/22/2013	Bank of New York Mellon	EUR21,302	27,579	27,310	269

Israeli Shekel to U.S. Dollar expiring 4/9/2013	UBS AG	ILS212,820	57,250	58,492	(1,242)

South African Rand to U.S. Dollar expiring 4/8/2013	UBS AG	ZAR432,629	47,390	47,011	379

Forward currency contracts — net					$(1,068)

ITEM 2 – Controls and Procedures

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: May 29, 2013

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: May 29, 2013